UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2017

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 18, 2017. At the meeting, the Company’s shareholders were requested to:

•	elect two Class II members to the Company’s Board of Directors to serve until the Annual Meeting of Shareholders in 2020;

•	ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

•	approve, by a non-binding vote, the compensation of the named executive officers;

•	approve, by a non-binding vote, the frequency of shareholder advisory votes on the compensation of the named executive officers; and

•	vote on a shareholder proposal requesting the Board of Directors to adopt a policy regarding Board diversity.

Each of these items is more fully described in the Company’s proxy statement filed on April 6, 2017. The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of directors: The election of each director required the affirmative vote of a plurality of the votes cast at the Annual Meeting. The shareholders elected the following nominees:

Nominee	For	Withheld	Broker Non-Votes
William B. Berry (Class II)	342,764,091	6,626,732	15,159,474
James L. Gallogly (Class II)	347,951,918	1,438,905	15,159,474

Proposal No. 2 – Ratification of selection of independent registered public accounting firm: The ratification of the selection of Grant Thornton LLP required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
363,380,019	993,471	176,807	0

Proposal No. 3 – Approve, by non-binding vote, the compensation of the named executive officers: The approval, by a non-binding vote, of the compensation of the named executive officers required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders approved, on a non-binding basis, the compensation of the named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
345,582,835	3,708,618	99,370	15,159,474

Proposal No. 4 – Approve, by non-binding vote, the frequency of shareholder advisory votes on the compensation of the named executive officers: The frequency (i.e., every one, two or three years) receiving the greatest number of votes from shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting, is considered the frequency recommended by shareholders. The shareholders approved, on a non-binding basis, the holding of an advisory vote on executive compensation every three years. The voting results are as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
50,004,023	389,785	298,805,998	191,017	15,159,474

Proposal No. 5 – Shareholder proposal on adoption of a policy for improving Board diversity: The approval of the shareholder proposal requesting the Board of Directors adopt a policy regarding Board diversity required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy on this matter at the Annual Meeting. The shareholders did not approve this proposal. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
36,336,769	311,995,157	1,058,897	15,159,474

At its meeting held May 18, 2017, the Board of Directors decided it will include an advisory shareholder vote on the compensation of the named executive officers in its proxy materials annually. This pattern will continue until the next required advisory vote on the frequency of shareholder votes on the compensation of executives, which will occur no later than our Annual Meeting of Shareholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: May 23, 2017

	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel, Chief Risk Officer & Secretary